As filed with the Securities and Exchange Commission on January 22, 1999

                                      Registration Statement No. 33-60939
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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                  -------------------------------------

                             POST-EFFECTIVE
                             AMENDMENT NO. 1
                                   To
                                FORM S-3
                         REGISTRATION STATEMENT
                                  under
                       The Securities Act of 1933

                  -------------------------------------

                         McDONALD'S CORPORATION
         (Exact name of registrant as specified in its charter)

          Delaware                                      36-2361282
   (State or other jurisdiction                      (I.R.S. Employer
 of incorporation or organization)                 Identification Number)

                          One McDonald's Plaza
                        Oak Brook, Illinois 60523
                             (630) 623-3000
 (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)

                  -------------------------------------

                             Gloria Santona
                 Vice President, Deputy General Counsel
                              and Secretary
                         McDonald's Corporation
                          One McDonald's Plaza
                        Oak Brook, Illinois 60523
                             (630) 623-3000
                 (Name, address, including zip code, and
      telephone number, including area code, of agent for service)

                               Copies To:

                   Cleary, Gottlieb, Steen & Hamilton
                            One Liberty Plaza
                        New York, New York 10006

                  -------------------------------------

     Removing from registration $78,086,036 aggregate principal amount of the $500,000,000 aggregate principal amount of debt securities of the Registrant originally registered.

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                 REMOVAL OF SECURITIES FROM REGISTRATION


     This Post-Effective Amendment No. 1 is being filed by McDonald's Corporation (the "Registrant") for the purpose of removing from registration under the Securities Act of 1933, $78,086,036 aggregate principal amount of the $500,000,000 aggregate principal amount of debt securities originally registered by the Registrant (the "Debt Securities"). Of the Debt Securities, $421,913,964 aggregate principal amount were issued in the manner described in the Registration Statement.

     Accordingly, pursuant to the Registrant's undertaking, the Registration Statement is hereby amended to remove from registration $78,086,036 of the $500,000,000 aggregate principal amount of Debt Securities originally covered by the Registration Statement.


                                SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933 and the provisions of Rule 478 of the Securities and Exchange Commission promulgated thereunder, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Oak Brook and State of Illinois on the 22nd day of January, 1999.



                                   McDONALD'S CORPORATION


                                   By:  /s/ Gloria Santona
                                        -------------------------
                                        Gloria Santona
                                        Agent for Service